UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2014

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3505 E Frontage Road, Suite 150 Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

Employment Agreements with Executive Officers

Landmark Apartment Trust of America, Inc. (the “Company”) entered into new employment agreements (the “Employment Agreements”) on July 21, 2014 with each of (i) Joseph G. Lubeck, the Executive Chairman and a Director of the Company, and (ii) Stanley J. Olander, the Chief Executive Officer, Chief Financial Officer and a Director of the Company, and on July 23, 2014, with each of (i) James G. Miller, the Chief Operating Officer and Chief Accounting Officer of the Company, and (ii) Elizabeth Truong, the Chief Investment Officer of the Company. The Employment Agreements replace the existing employment agreements of Messrs. Lubeck and Olander, each dated as of August 3, 2012, and of Mr. Miller and Ms. Truong, each dated as of July 1, 2012 and amended on February 25, 2013.

The Employment Agreements have an initial term expiring on December 31, 2017 (for Messrs. Lubeck and Olander) or December 31, 2016 (for Mr. Miller and Ms. Truong). Each Employment Agreement provides for automatic one-year extensions after the expiration of the initial term, unless either party provides the other with prior written notice of non-renewal (90 days in the case of non-renewal by the executive and 180 days in the case of non-renewal by the Company). Mr. Lubeck’s Employment Agreement provides that he will be nominated for re-election to the Board of Directors of the Company (the “Board”) at each annual meeting of the Company’s shareholders during the employment term and, upon election, will be appointed Chairman of the Board. Mr. Olander’s Employment Agreement provides that he will be nominated for re-election to the Board at each annual meeting of the Company’s shareholders for so long as he serves as the Chief Executive Officer of the Company. The Employment Agreements require the executives to devote substantially all of their business time and effort to the performance of their duties with the Company, provided that Mr. Lubeck may continue in his role as the President of Elco Landmark Residential Holdings, LLC and Elco Landmark Residential Management, LLC until December 31, 2014.

The Employment Agreements provide for, among other things:

•	an annual base salary of $675,000 for Mr. Lubeck, $625,000 for Mr. Olander, $350,000 for Mr. Miller and $300,000 for Ms. Truong, subject to future increases from time to time at the discretion of the Board or the Compensation Committee of the Board (the “Committee”);

•	eligibility to receive annual cash and equity bonus compensation, subject to the terms and conditions established annually by the Board or the Committee and any applicable award agreement;

•	eligibility to participate in the Company’s equity incentive plans, subject to the terms and conditions of such plans and any applicable award agreement; and

•	the entitlement to receive all employee benefits and perquisites made available to the Company’s other senior executives, and payment by the Company of 100% of the premium costs of the health insurance coverage provided to the executive and his or her dependents.

Annual cash and equity bonus compensation will be subject to the achievement of performance criteria established annually by the Board or the Committee, which will be based 80% on corporate goals and 20% on individual goals. The threshold, target and maximum annual bonus levels for the executives for calendar year 2014 will be: $325,000, $650,000 and $975,000 for Mr. Lubeck; $350,000, $700,000 and $1,050,000 for Mr. Olander; $150,000, $300,000 and $450,000 for Mr. Miller; and $125,000, $250,000 and $375,000 for Ms. Truong. Each executive’s annual bonus, if any, will be paid 50% in cash and 50% in shares of the Company’s common stock.

Equity compensation awards will be subject to the executive’s achievement of performance criteria over a three-year performance period. The threshold, target and maximum equity compensation levels for the executives for calendar year 2014 will be: $300,000, $600,000 and $900,000 for Mr. Lubeck; $300,000, $600,000 and $900,000 for Mr. Olander; $125,000, $250,000 and $375,000 for Mr. Miller; and $100,000, $200,000 and $300,000 for Ms. Truong. Equity compensation awards earned by the executives will vest 50% on the conclusion of the performance period and 50% on the first anniversary of the conclusion of the performance period. The executives will also be granted a one-time equity compensation award in the following amounts, subject to such vesting or forfeiture restrictions as the Committee will determine: $1,000,000 for Mr. Lubeck; $1,000,000 for Mr. Olander; $250,000 for Mr. Miller; and $200,000 for Ms. Truong.

If the Company terminates an executive’s employment for “cause” (as defined in the Employment Agreements) or if the executive’s employment terminates as a result of the expiration and non-renewal of the Employment Agreement, the executive will be entitled to receive his or her annual base salary and other benefits that have been earned and accrued prior to the date of termination and reimbursement of expenses incurred prior to the date of termination (the “Accrued Benefits”), as well as any earned and accrued bonus. However, if the executive is terminated for certain types of “cause,” the executive will not be entitled to receive any earned and accrued bonus. If the executive resigns without “good reason” (as defined in the Employment Agreements), the executive will be entitled to receive the Accrued Benefits.

If the Company terminates an executive’s employment without cause or the executive resigns for good reason, the executive will be entitled receive the Accrued Benefits, any earned and accrued bonus, and, subject to the executive’s execution and non-revocation of a general release of claims in favor of the Company, the following severance benefits:

•	A cash payment equal to one and one-half (1.5) times (for Messrs. Lubeck and Olander) or one (1) times (for Mr. Miller and Ms. Truong) the sum of (i) the executive’s then-current annual base salary plus (ii) the greater of (x) the annual bonus compensation most recently earned (whether or not paid) and (y) the average annual bonus compensation actually paid for the last three full fiscal years, provided that, if at the time of termination at least three full fiscal years have not occurred, then the average annual bonus will be determined using the target bonus level for calendar year 2014 for the missing years. The cash payment will be payable in equal installments over 18 months (for Messrs. Lubeck and Olander) or 12 months (for Mr. Miller and Ms. Truong).

•	The Company will (i) reimburse the COBRA premium for the executive and his or her dependents under its major medical group health and dental plan and (ii) provide such additional continuing health, dental, disability and life insurance benefits as the executive and his or her dependents would have received (and at the same cost as payable by the Company’s other executives) in the absence of the executive’s termination, in each case for 18 months (for Messrs. Lubeck and Olander) or 12 months (for Mr. Miller and Ms. Truong), provided that such reimbursements and coverage will cease if the executive becomes entitled to health benefits from another employer.

•	Equity awards granted to the executive (the “Equity Awards”) that vest solely based on the passage of time will become fully vested and Equity Awards that vest based on the achievement of performance criteria and for which the performance period is incomplete will be deemed earned based on the actual levels of achievement of the performance criteria as of the date of termination (or the target levels of achievement with respect to performance criteria relating to strategic objectives). The Equity Awards will be pro-rated based on the portion of the performance period that has elapsed through the date of termination. Equity Awards for which the performance period is complete but for which the additional vesting period is incomplete will become fully vested as of the date of termination.

The executive or his or her estate or beneficiaries, as applicable, will be entitled to receive the following benefits in the event of the executive’s death or disability:

•	The Accrued Benefits and any earned and accrued bonus.

•	An amount equal to the sum of (i) one year of the executive’s then-current annual base salary plus (ii) the executive’s annual bonus at the target level for the year in which his or her death or disability occurs, or, if no target level has been established for that year, based on the target level for calendar year 2014, provided that in no event will such amount be less than the annual bonus (if any) earned by the executive for the prior year.

•	Equity Awards that vest solely based on the passage of time will become fully vested and Equity Awards that vest based on the achievement of performance criteria and for which the performance period is incomplete will be deemed earned based on the actual levels of achievement of the performance criteria as of the date of the termination (or the target levels of achievement with respect to the performance criteria relating to strategic objectives). The Equity Awards will be pro-rated based on the portion of the performance period that has elapsed through the date of termination. Equity Awards for which the performance period is complete but for which the additional vesting period is incomplete will become fully vested as of the date of termination.

•	Reimbursement of the COBRA premium for the executive and his or her dependents under the Company’s major medical group health and dental plan and such additional continuing benefits as the executive and his or her dependents would have been entitled to receive in the absence of the executive’s termination, in each case for 18 months (for Messrs. Lubeck and Olander) or 12 months (for Mr. Miller and Ms. Truong).

The Employment Agreements provide that if a “change in control” (as defined in the Employment Agreements) occurs, then, with respect to each Equity Award held by an executive as of the date of such change in control for which vesting is solely based on the passage of time, 100% of such Equity Award will vest, and for which vesting is based on the achievement of performance criteria and for which the performance period is incomplete, the performance period will end on the date of the change in control and the Equity Award will be deemed earned based on the actual levels of achievement of the performance criteria as of such date (or the target levels of achievement with respect to the performance criteria relating to strategic objectives). The Employment Agreements provide that a change in control will not include (i) the consummation of any transaction for which an offer is made and accepted in the ninety (90) days following execution of the Employment Agreement and which closes before January 15, 2015, provided that the Employment Agreements are assumed in such transaction, and provided further that, if, as a result of any such transaction, the Company or surviving entity is no longer a company whose common equity is registered under Section 12 of the Securities Exchange Act of 1934, then, upon the vesting of each Equity Award held by the executive, the executive will be entitled to payment of such award in cash in an amount equal to the fair value of the equity of the Company or the surviving entity that the executive would otherwise be entitled to receive, or (ii) an initial public offering of the Company (an “IPO”).

The Employment Agreements of Messrs. Lubeck and Olander provide that, prior to the effective time of an IPO, if the executive incurs any excise tax liability under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), as a result of receiving any “parachute payments” (as defined in Section 280G of the Code) from the Company, the Company will pay the executive an amount equal to the sum of such excise tax liability plus the amount necessary to put the executive in the same after-tax position (taking into account any additional tax liability incurred by the executive as a result of the Company’s payment of the excise tax liability) as if no excise taxes had been imposed with respect to such parachute payments. The Employment Agreements of Messrs. Lubeck and Olander, with respect to the period of time from and after the effective time of an IPO, and the Employment Agreements of Mr. Miller and Ms. Truong, provide that the Company will reduce any payments to the executive to the extent necessary to prevent such payments from being subject to the excise tax under Section 4999 of the Code, but only if such reduction would give the executive a better after-tax result then if he or she received the full amount of the payments.

The Employment Agreements contain standard confidentiality provisions, which apply indefinitely, and non-competition and non-solicitation provisions, which apply during the term of the Employment Agreement and for 18 months (for Messrs. Lubeck and Olander or 12 months (for Mr. Miller and Ms. Truong) following the executive’s termination of employment for any reason (other than due to the executive’s death).

The foregoing summary description of the material terms of the Employment Agreements is qualified in its entirety by the actual terms of the Employment Agreements, copies of which are filed as Exhibit 10.1 through Exhibit 10.4, inclusive, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Employment Agreement, dated as of July 21, 2014, by and between Landmark Apartment Trust of America, Inc. and Joseph G. Lubeck.

10.2	Employment Agreement, dated as of July 21, 2014, by and between Landmark Apartment Trust of America, Inc. and Stanley J. Olander, Jr.

10.3	Employment Agreement, dated as of July 23, 2014, by and between Landmark Apartment Trust of America, Inc. and James G. Miller

10.4	Employment Agreement, dated as of July 23, 2014, by and between Landmark Apartment Trust of America, Inc. and Elizabeth Truong

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 25, 2014	Landmark Apartment Trust of America, Inc.

	By:	/s/ Stanley J. Olander, Jr.
	Name:	Stanley J. Olander, Jr.

	Title:	Chief Executive Officer & Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement, dated as of July 21, 2014, by and between Landmark Apartment Trust of America, Inc. and Joseph G. Lubeck

10.2	Employment Agreement, dated as of July 21, 2014, by and between Landmark Apartment Trust of America, Inc. and Stanley J. Olander, Jr.

10.3	Employment Agreement, dated as of July 23, 2014, by and between Landmark Apartment Trust of America, Inc. and James G. Miller

10.4	Employment Agreement, dated as of July 23, 2014, by and between Landmark Apartment Trust of America, Inc. and Elizabeth Truong